UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2025

UNIVERSAL SAFETY PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31747	52-0898545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117

(Address of principal executive offices) (Zip Code)

(410) 363-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, $0.01 par value	UUU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Universal Safety Products, Inc., a Maryland corporation (the “Company”) held a special meeting of stockholders (the “Special Meeting”) on October 20, 2025, which Special Meeting was adjourned (the “Adjourned Meeting”) to allow additional time for voting on Proposals 1-4 (the Authorized Share Increase Proposal, the Blank Check Preferred Proposal, the Class B Common Proposal and the Voting Rights Proposal) in the Company’s proxy materials. At the time of the Special Meeting, there were insufficient votes to pass Proposal 3 to authorize the Series B Transaction.

The Adjourned Meeting reconvened at 12:00 p.m. Eastern Time on November 14, 2025. As of September 17, 2025, the record date for the Adjourned Meeting, the Company had outstanding and entitled to vote 2,312,887 shares of the Company’s common stock, par value $0.01 per share, which constitutes all of the outstanding voting capital stock of the Company.

At the Adjourned Meeting, the stockholders voted on Proposal 8, which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on September 17, 2025. At the Adjourned Meeting, stockholders approved Proposal 3. The tables below set forth the number of votes cast for and against or withheld, and the number of abstentions or broker non-votes, for Proposal 8 voted upon by the Company’s stockholders at the Adjourned Meeting.

Proposal Eight: The approval of the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve other proposals before the Special Meeting.

For	Against	Abstain	Broker Non-Votes
1,306,202	199,648	17,655	0

Based on the proxies and ballots received prior to the opening of the Adjourned Meeting, there were not sufficient votes to approve the Authorized Share Increase Proposal, the Blank Check Preferred Proposal, the Class B Common Proposal or the Voting Rights Proposal (as each is defined and described in the Proxy Statement). Accordingly, the Chairman of the Adjourned Meeting only called for a vote on proposal 8, to authorize the further adjournment of the Special Meeting to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting, as adjourned, to approve the Authorized Share Increase Proposal, the Blank Check Preferred Proposal, the Class B Common Proposal and the Voting Rights Proposal.

The Chairman then adjourned the Special Meeting without opening the polls on the Authorized Share Increase Proposal, the Blank Check Preferred Proposal, the Class B Common Proposal or the Voting Rights Proposal, which were scheduled to be submitted to a vote of the Company’s stockholders at the Adjourned Meeting, to allow additional time for voting (the “Further Adjourned Special Meeting”).

The Further Adjourned Special Meeting will reconvene at 12:00 p.m. Eastern Time on Tuesday, December 16, 2025. The Company’s stockholders of record as of the close of business on the original record date for the Special Meeting, September 17, 2025, can attend the reconvened Further Adjourned Special Meeting by visiting meetnow.global/MKMHAK9. Stockholders who have previously submitted their proxy or otherwise voted and who do not wish to change their vote do not need to take any action.  During the period of adjournment, the Company will continue to accept stockholder votes on the Authorized Share Increase Proposal, the Blank Check Preferred Proposal, the Class B Common Proposal and the Voting Rights Proposal.

This Current Report may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders for the Special Meeting. Before making any voting decision, the Company strongly encourages all of its shareholders to read the Proxy Statement (including any amendments or supplements thereto) and other proxy materials relating to the Special Meeting, including this Current Report, which are available free of charge on the SEC’s website at www.sec.gov.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Where You Can Find Additional Information

Investors and security holders will be able to obtain documents filed with the Securities and Exchange Commission free of charge at the Commission’s website, www.sec.gov. Security holders may also read and copy any reports, statements and other information filed by the Company with the Commission, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the Commission at 1-800-SEC-0330 or visit the Commission’s website for further information on its public reference room.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL SAFETY PRODUCTS, INC.

Dated: November 14, 2025	/s/ Harvey B. Grossblatt
Harvey B. Grossblatt
President and Chief Executive Officer